Annual Meeting May 22, 2007 Beverly National Corporation Exhibit 99.1

Agenda
Agenda
State of the Industry
State of the Industry
Strategic Milestones
Strategic Milestones
Review of 2006 Financial Performance
Review of 2006 Financial Performance
Review of 1
Review of 1
st
Qtr. 2007 Financial Performance
Qtr. 2007 Financial Performance
Board Governance
Board Governance

State of Industry
State of Industry
Inverted yield curve
Inverted yield curve
Continued pressure on Net Interest Margin
Continued pressure on Net Interest Margin
Trends and future projections
Trends and future projections
Meaningful deposit growth remains a challenge
Meaningful deposit growth remains a challenge
Rising costs for compliance & technology
Rising costs for compliance & technology
Sub-prime lending
Sub-prime lending

2005 2007

Today 5 yrs. Fwd.

Our Focus
Our Focus
Strategic Plan
Strategic Plan
Efficiency review of operations and retail banking
Efficiency review of operations and retail banking
Outsourced item processing & statement rendering
Outsourced item processing & statement rendering
Encountered difficult decisions when setting standards for branch staffing
Encountered difficult decisions when setting standards for branch staffing
Reduced staff from high of 123 FTE’s to 104 FTE’s
Reduced staff from high of 123 FTE’s to 104 FTE’s
Secondary stock offering
Secondary stock offering
Raised $16.4m in new capital
Raised $16.4m in new capital
Technology
Technology
Branch Capture
Branch Capture
Merchant Capture
Merchant Capture
E-statements and online check imaging
E-statements and online check imaging
New website
New website

New New Web Site Web Site Easier Navigation Internet Banking Dual Authentication Login Opportunity for Multiple Marketing Efforts Online Account Opening

Our
Our
Focus
Focus
Strategic Plan (cont.)
Strategic Plan (cont.)
Retail Division
Retail Division
E-Savings Online CD
E-Savings Online CD
Success Yes
Success Yes
Business First
Business First
Wealth Management Division
Wealth Management Division
Radio & TV Program
Radio & TV Program
Positive results in fee income growth
Positive results in fee income growth

Salem Branch Salem Branch

2006 2006 Financial Performance Financial Performance

Financial Highlights
Financial Highlights
7.41%
7.41%
4.00%
4.00%
6.96%
6.96%
4.10%
4.10%
9.89%
9.89%
3.81%
3.81%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$28,012
$28,012
$28,721
$28,721
$46,178
$46,178
Total Capital
Total Capital
$15.05
$15.05
$15.25
$15.25
$16.93
$16.93
Book Value (at end of period)
Book Value (at end of period)
$0
$0
$22,900
$22,900
$47,000
$47,000
Borrowed Funds
Borrowed Funds
$10,496
$10,496
$11,390
$11,390
$16,372
$16,372
Repurchase Agreements
Repurchase Agreements
$378,125
$378,125
$412,512
$412,512
$467,144
$467,144
Total Assets
Total Assets
$345,812
$345,812
$269,770
$269,770
$115,303
$115,303
12/31/2005
12/31/2005
$337,135
$337,135
$236,811
$236,811
$116,844
$116,844
12/31/2004
12/31/2004
$352,858
$352,858
Total Deposits
Total Deposits
$305,711
$305,711
Total Gross Loans
Total Gross Loans
$119,872
$119,872
Total Investments
Total Investments
12/31/2006
12/31/2006
($ in thousands except per share data) ($ in thousands except per share data)

Net Income Analysis
Net Income Analysis
$402
$402
$477
$477
Non-recurring items, net of tax
Non-recurring items, net of tax
$2,795
$2,795
$3,023
$3,023
Adjusted Net Income
Adjusted Net Income
$2,393
$2,393
$2,546
$2,546
Net Income as reported
Net Income as reported
12/31/2005
12/31/2005
12/31/2006
12/31/2006
($ in thousands except per share data) ($ in thousands except per share data)
.71%
.71%
.61%
.61%
.70%
.70%
.59%
.59%
ROA
ROA
8.38%
8.38%
$1.31
$1.31
$1.33
$1.33
Adjusted Adjusted
8.48%
8.48%
$1.24
$1.24
$1.28
$1.28
As reported As reported
9.90%
9.90%
7.06%
7.06%
ROE
ROE
$1.45
$1.45
$1.10
$1.10
Fully diluted
Fully diluted
$1.49
$1.49
$1.12
$1.12
Basic
Basic
Adjusted Adjusted As reported As reported
EPS
EPS

Investment, Trust and Wealth
Investment, Trust and Wealth
Management Services
Management Services
55,600,000
55,600,000
55,000,000
55,000,000
Custodial
Custodial
Assets Under Management
Assets Under Management
$23,200,000
$23,200,000
$13,500,000
$13,500,000
UVest
UVest
$319,000,000
$319,000,000
$299,400,000
$299,400,000
Total
Total
$240,200,000
$240,200,000
$230,900,000
$230,900,000
Under Mgt.
Under Mgt.
12/31/06
12/31/06
12/31/05
12/31/05
Total
Total
UVest
UVest
Trust
Trust
$2,064,600
$2,064,600
$1,979,000
$1,979,000
$248,600
$248,600
$241,000
$241,000
$1,816,000
$1,816,000
$1,738,000
$1,738,000
12/31/06
12/31/06
12/31/05
12/31/05
Fees & UVest
Fees & UVest
Revenue Sharing
Revenue Sharing

Loan Composition Loan Composition Year Ended Year Ended Commercial Commercial RE Residential RE Construction Other 2005 2006 36.4% 15.6% 36.7% 36.8% 15.8% 35.1% 6.8% 6.1% 5.2% 5.5%

Allowance for Loan Loss
Allowance for Loan Loss
$2
$2
.07%
.07%
585
585
$2,514
$2,514
.94%
.94%
(252)
(252)
2005
2005
$529
$529
.22%
.22%
$16
$16
.05%
.05%
Non-Accrual Loans
Non-Accrual Loans
Non-Accrual Loans to Total Loans
Non-Accrual Loans to Total Loans
560
560
$2,181
$2,181
.92%
.92%
590
590
$3,044
$3,044
1.0%
1.0%
Provision for Loan Loss
Provision for Loan Loss
Allowance for Loan Loss
Allowance for Loan Loss
Percentage of Total Loans
Percentage of Total Loans
(562)
(562)
(3)
(3)
Net Charge-offs
Net Charge-offs
2004
2004
2006
2006
($ in thousands) ($ in thousands)

Total Deposits Total Deposits Year Ended Year Ended Demand Deposits Regular Savings NOW Money Market Time Deposits 2005 2006 19.7% 22.6% 17.2% 17.8% 22.7% 22.7% 21.7% 21.5% 13.8% 20.3%

2007 2007 1 1 st Qtr. Financial Performance Qtr. Financial Performance

9.89%
9.89%
3.81%
3.81%
10.25%
10.25%
3.90%
3.90%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$46,178
$46,178
$47,222
$47,222
Total Capital
Total Capital
$16.93
$16.93
$17.06
$17.06
Book Value (at end of period)
Book Value (at end of period)
$47,000
$47,000
$60,956
$60,956
Borrowed Funds
Borrowed Funds
$16,372
$16,372
$6,427
$6,427
Repurchase Agreements
Repurchase Agreements
$467,144
$467,144
$460,918
$460,918
Total Assets
Total Assets
$341,962
$341,962
$312,928
$312,928
$119,650
$119,650
3/31/2007
3/31/2007
(unaudited)
(unaudited)
$352,858
$352,858
$305,711
$305,711
$119,872
$119,872
12/31/2006
12/31/2006
Total Deposits
Total Deposits
Total Gross Loans
Total Gross Loans
Total Investments
Total Investments
($ in thousands except per share data) ($ in thousands except per share data)
Financial Highlights
Financial Highlights

$337
$337
$304
$304
Income Taxes
Income Taxes
$3,659
$3,659
$3,884
$3,884 Non-interest Expense
Non-interest Expense
$1,075
$1,075
1,111
1,111
Income before Income Taxes
Income before Income Taxes
$3,677
$3,677
$3,825
$3,825 Net after Provision for Loan Losses
Net after Provision for Loan Losses
$1,057
$1,057
$1,170
$1,170
Non-interest Income
Non-interest Income
$5,471
$5,471
$6,456
$6,456 Interest and Dividend Income
Interest and Dividend Income
$807
$807
$150
$150
$3,975
$3,975
$2,481
$2,481
3/31/2007
3/31/2007
(unaudited)
(unaudited)
$738
$738
$140
$140
$3,817
$3,817
$1,654
$1,654
3/31/2006
3/31/2006
(unaudited)
(unaudited)
Net after Income Taxes
Net after Income Taxes
Provision for Loan Losses
Provision for Loan Losses
Net Interest & Dividend Income
Net Interest & Dividend Income
Interest Expense
Interest Expense
($ in thousands)
($ in thousands)
Net Income Analysis
Net Income Analysis

3/31/2006
3/31/2006
(unaudited)
(unaudited)
3/31/2007
3/31/2007
(unaudited)
(unaudited)
10.28%
10.28%
6.99%
6.99%
Return on Average Equity
Return on Average Equity
$.39
$.39
$.38
$.38
.72%
.72%
$.29
$.29
$.29
$.29
0.71%
0.71%
EPS
EPS
Basic
Basic
Diluted
Diluted
Return on Average Assets
Return on Average Assets
Net Income Analysis
Net Income Analysis

Board Governance Board Governance Welcome Welcome Jack Meany, CEO YMCA of the North Shore Jack Meany, CEO YMCA of the North Shore

Board Governance
Board Governance
Special thank you to
Special thank you to
Richard Booth
Richard Booth
for contributing to the growth and success of
for contributing to the growth and success of
Beverly National Corporation
Beverly National Corporation
as a Director since 1993.
as a Director since 1993.

Questions and Answers Questions and Answers